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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 7, 2003

                                   ----------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-31447                74-0694415
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                 1111 LOUISIANA
                 HOUSTON, TEXAS                                  77002
    (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------


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ITEM 5. OTHER EVENTS.

         On April 8, 2003, CenterPoint Energy, Inc. ("CenterPoint Energy") announced that on April 7, 2003, CenterPoint Energy Resources Corp. ("CERC") had priced $112 million of senior notes which will be added to and form a single series of with its prior existing 7.875% senior notes due on April 1, 2013, in a private placement with institutions pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of that press release is attached to this report as Exhibit 99.1. The offering of these senior notes closed on April 14, 2003.

         For a description of the senior notes, please refer to Supplemental Indenture No. 5 dated as of March 25, 2003, and Supplemental Indenture No. 6 dated as of April 14, 2003, to the Indenture dated as of February 1, 1998, between CERC and JPMorgan Chase Bank, as trustee. Supplemental Indenture No. 5 and Supplemental Indenture No. 6 are attached to this report as Exhibits 4.1 and 4.2, respectively.

         The newly issued senior notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

                  The following exhibits are filed herewith:

                  4.1 Supplemental Indenture No. 5 dated as of March 25, 2003, to Indenture dated as of February 1, 1998, between CenterPoint Energy Resources Corp. and JPMorgan Chase Bank, as trustee (incorporated by reference herein to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on March 27, 2003)

                  4.2 Supplemental Indenture No. 6 dated as of April 14, 2003, to Indenture dated as of February 1, 1998, between CenterPoint Energy Resources Corp. and JPMorgan Chase Bank, as trustee

                  99.1 Press Release issued April 8, 2003 regarding pricing of private placement of senior notes

                  99.2 Transcript of remarks given by Marianne Paulsen, David M. McClanahan and Gary Whitlock during conference call conducted by CenterPoint Energy on April 24, 2003

                  99.3 Transcript of question and answer session during conference call conducted by CenterPoint Energy on April 24, 2003

ITEM 9. REGULATION FD DISCLOSURE (PROVIDED UNDER ITEM 12).

         On April 24, 2003, CenterPoint Energy held an earnings conference call to discuss its first quarter 2003 results. Transcripts of the remarks given by Marianne Paulsen, David M. McClanahan and Gary Whitlock and of the question and answer session during the conference call are attached to this report as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein. In accordance with SEC Release No. 33-8216, this information, required to be furnished under Item 12 "Results of Operations and Financial Condition," is instead furnished under Item 9 "Regulation FD Disclosure" and is incorporated by reference herein. The information in Item 9 of this report is being furnished, not filed, pursuant to Item 12. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by CenterPoint Energy, that the information in this report is material or complete, or that investors should



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consider this information before making an investment decision with respect to any security of CenterPoint Energy or any of its affiliates.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CENTERPOINT ENERGY, INC.



Date: May 1, 2003                            By: /s/ James S. Brian
                                                 -------------------------------
                                                     James S. Brian
                                                     Senior Vice President and
                                                     Chief Accounting Officer



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                                  EXHIBIT INDEX


      Exhibit
      Number                                 Exhibit Description
      -------                                -------------------

        4.1            Supplemental Indenture No. 5 dated as of March 25, 2003, to
                       Indenture dated as of February 1, 1998, between CenterPoint
                       Energy Resources Corp. and JPMorgan Chase Bank, as trustee
                       (incorporated by reference herein to Exhibit 4.1 to our Current
                       Report on Form 8-K filed with the SEC on March 27, 2003)

        4.2            Supplemental Indenture No. 6, dated as of April 14, 2003, to
                       Indenture dated as of February 1, 1998, between CenterPoint
                       Energy Resources Corp. and JPMorgan Chase Bank, as trustee

       99.1            Press Release issued April 8, 2003 regarding pricing of private placement of senior notes

       99.2            Transcript of remarks given by Marianne Paulsen, David M.
                       McClanahan and Gary Whitlock during conference call conducted on April 24, 2003

       99.3 Transcript of question and answer session during conference call conducted by CenterPoint Energy on April 24, 2003